ANNUAL REPORT
December 31, 1996





The REvest
Growth & Income
Fund
A No-Load Mutual Fund
Managed in Maine

A Value-Oriented
 Investment In Small and
Medium-Sized Company Equities


A Series of The Royce Fund

Profile of the Fund

The REvest Growth & Income Fund ("REvest" or the "Fund") is an open-end, diversified investment management company. Thomas R. Ebright, President of Royce, Ebright & Associates, Inc. ("RE&A"), a registered investment adviser, is responsible for the management of the Fund"s portfolio, subject to the authority of the Fund's Trustees.

REvest seeks long-term growth and secondarily current income by investing in a diversified portfolio of common stocks and convertible securities. Prospective portfolio investments are selected on a value basis, and are limited to small and medium-sized companies, viewed by the Fund's investment adviser as having attractive financial characteristics and/or growth prospects. By combining the prospect of growth with a value-oriented selection process, we believe we are able to buy GREAT COMPANIES at GREAT PRICES. These tenets are elaborated upon in the following outline:


[BACK OF SUSAN B  -- SMALL & MID-CAP STOCKS - We believe these securities
 ANTHONY DOLLAR]     have more potential for capital appreciation as they
have historically generated higher returns for investors, and are generally less well-known, and thus more likely to be improperly priced by the marketplace. The Fund will normally invest at least 90% of its assets in common stocks, convertible preferred stocks and convertible bonds. At least
80% of these securities will be income-producing, and 80% of these will be issued by companies with market capitalizations between $200 million and $2 billion.

[BACK OF SUSAN B   -- VALUE-ORIENTATION, PLUS GROWTH - We look for companies
 ANTHONY DOLLAR]      with "value discrepancies," or market prices below our
assessment of their "real" business worth. We then select companies from that group that have growth prospects which will allow them to increase their long-term value. REvest believes that profits can come from both the continued success and growth of each portfolio company, as well as the eventual elimination of any value discrepancy that we believe was present at the time of purchase.

[BACK OF SUSAN B  -- CONSISTENT PORTFOLIO CHARACTER - We will automatically
 ANTHONY DOLLAR      close the Fund to new investors at the end of any
calendar year during which its assets reach $350 million. Since we specialize in small and medium size company equities, we believe a larger asset base could limit our flexibility in buying and selling for the Fund, or force us to invest in more companies than we can closely follow. By placing practical limits on our size, we believe we can make it possible for the adviser to actively manage the portfolio, and enable the Fund to maintain a constant character over its lifetime.

MANAGER'S LETTER
Dear Friends:

[PHOTOGRAPH] 1996 should be remembered as the year when returns weren't supposed to happen. The S&P 500 Index had never produced six consecutive years of positive returns in its entire history.
The price-to-dividend ratio of the S&P 500 Index was below
3.0%, and at near record lows, predictive of lower returns for stocks. We faced the prospect of an overheated economy and higher interest rates, all normally negatives for the stock market. Add to these factors the political gridlock that was extended by an inconclusive election and what do you get? Apparently, you get one of the strongest stock markets of the last ten years with the S&P 500 Index up
23.0%!

Small company stocks played second fiddle to their larger company brethren for the third consecutive year, with the Russell 2000 Index up only 16.5%. The 1996 finish for small-caps was even more disappointing given the fact that they were actually leading large-cap stocks at mid-year, 10.4% to 10.2%. REvest, with its small-company, value-oriented approach to investing achieved a 22.3% gain for its shareholders in this environment, easily besting the primary small-cap index.

We felt good about our performance during 1996. Beating "our" index, the Russell 2000, was a step in the right direction. However, we also have aspirations of beating the S&P 500 Index over the long term. For this to happen we need a market that is more favorable to small stocks. This is no small order. As everyone knows, the market hasn't been very friendly to small-cap stocks for some time. In fact, since 1983 ten out of the thirteen years have favored the big boys.*

Usually what goes around, comes around. At some point, obviously hard to pin down, we expect small company stocks to resume market leadership. It may be hard to remember, but prior to 1984, small-cap stocks led the market for seven out of the nine years between 1974 and 1983.* Investors then thought small-caps would go up forever just like today's investors seem to believe that Dow and S&P 500-type stocks can just keep going up and up. We believe that these sector-oriented bull markets flip-flop back and forth as their relative valuations reach extremes. Today, we believe that we could make the argument that many small-cap stocks are now statistically "cheaper" than the typical S&P 500-type stock after the long, large-cap bull market of 1984-1996.

Our portfolio is, we believe, a good example of this better valuation argument. Our stocks, on average, have lower price-to-earnings and price-to-book ratios, higher dividend yields, higher returns on their assets and equity, and higher growth rates than the typical S&P 500 stock. In this sense we have both a cheaper and better portfolio of companies. We believe that they deserve to be differently priced, presumably higher!

We continue to describe ourselves as the third baseman on our shareholder's mutual fund team, a player who strives for excellence in that position only and who will not wander around the field trying to do other things. While we hope the playing conditions for small company stocks get better, we intend to continue playing our position, and our position only, because of the long-term confidence we have in this type of work.

We continue to believe that our commitment to a "fixed" style that is both disciplined and consistent is the key reason (other than returns) why investors have continued to invest with us. We, and hopefully you, are pleased with our 1996 performance. On a going forward basis, we believe our portfolio is well prepared for 1997. Your continued support of our work through the ownership of your shares is much appreciated.

Sincerely,




Thomas R. Ebright
Portfolio Manager
President, Royce, Ebright & Associates, Inc.

February 3, 1997

Note: The S&P 500 and the Russell 2000 are unmanaged indices and include the reinvestment of dividends.
*Source: Barron's 1/13/97, Article entitled "Laggards Revenge."

PORTFOLIO SUMMARY

The following (unaudited) information provides a "bird's eye" view of the REvest portfolio as of December 31, 1996.
For a more complete picture, the full portfolio and accompanying financial statements should be read in their entirety.

Portfolio Composition                    Value               % of Net Assets
____________________________________________________________________________
[S]                                [C]                           [C]

   Common Stocks:
     Micro-Caps (under $200M)      $  5,747,283                   13.6%
     Small-Caps ($200M - $1B)        22,083,403                   52.5%
     Mid-Caps ($1B - $2B)             8,728,743                   20.7%
   Convertible Bonds                  2,759,625                    6.6%
   Non-Convertible Bond                 710,500                    1.7%
   Cash & Other Net Assets            2,069,293                    4.9%
                                    -----------                   ----
    Total Net Assets                $42,098,847                  100.0%
                                     ----------                  -----
                                     ----------                  -----

Industry Concentration 12/31/95 versus 12/31/96 (% of Net Assets)
_________________________________________________________________

[BAR GRAPH]

Average Financial Characteristics of Portfolio Companies
_________________________________________________________________________

   Market Capitalization                       $611 Million
   P/E Ratio                                      15.8x
   P/B Ratio                                       1.9x
   Return on Assets                                6.9%
   Return on Equity                               15.8%
   Compound 5-Year Growth Rate                    15.7%
   Gross Portfolio Yield                           2.8%


Top Ten Positions                         Market Value          % of Net Assets
_____________________________________________________________________________
  [S]                                      [C]                       [C]

  1.  Peoples Heritage Financial Group     $1,260,000                3.0%
  2.  Kimball International, Inc. Class B   1,117,125                2.7%
  3.  The Dress Barn, Inc.                  1,095,000                2.6%
  4.  Storage Technology Corporation 8%
       Conv. Sub. Deb. due 5/31/15          1,089,000                2.6%
  5.  Berry Petroleum Company Class A       1,042,187                2.5%
  6.  Mercantile Bankshares Corporation     1,008,000                2.4%
  7.  Susquehanna Bancshares, Inc.            984,216                2.3%
  8.  Penn Virginia Corporation               981,750                2.3%
  9.  Barrett Resources Corporation           956,505                2.3%
10.  Cousins Properties Incorporated          956,250                2.3%



Major Portfolio Changes (Listed in Descending Order of Value)
____________________________________________________________________________
Ten Largest Purchases:                        Ten Largest Sales:

     1.   Snyder Oil Corporation (+)*         1. KCS Energy, Inc. (x)
     2.   Richardson Electronics, Ltd. (+)*   2. Pyxis Corporation (x)
     3.   Donegal Group Inc. (+)              3. PHH Corporation (x)
     4.   Kennametal Inc. (+)                 4. W. R. Berkeley Corp. (x)
     5.   Cirrus Logic Inc. (+)               5. Arnold Industries, Inc. (x)
     6.   FEI Company (+)                     6. C-TEC Corporation (x)
     7.   Sequa Corporation (+)*              7. Diebold, Incorporated (x)
     8.   Cohu, Inc. (+)                      8. Zero Corporation (x)
     9.   AMETEK, Inc. (+)                    9. Crompton & Knowles Corp. (x)
     10.  Arrow International, Inc. (+)      10. MedCath Incorporated (x)

          (+) Position Added                  (x) Position Eliminated
            * Debt Securities


Top Ten Contributors to the Change in Net Asset Value per Share
____________________________________________________________________________

[BAR GRAPH]

PORTFOLIO PROCESS

One question portfolio managers frequently get asked is "How do you go about determining which stocks to put in your Fund's portfolio?" To answer this question, we have developed the following pictorial which goes step-by-step through the decision making process:


Most prospects are identified through our own screening     [PHOTOGRAPH]
efforts. By selecting various price and performance parameters, we can reduce the large universe of companies
(over 7,000) down to a manageable short-list of candidates for further exploration. The goal is to determine quickly whether or not a particular company is worth spending serious research time on, so that our energy can be more effectively utilized.


[PHOTOGARPH] Once we have gathered all the appropriate public information, a member of the research staff carefully reviews the material. We try to determine whether the company has a viable plan for its future growth and development, and whether there is evidence that its recent initiatives have produced the intended result(s). We also try to identify what we call "critical issues," or those factors which effect the company or its business in a significant way. If a particular company appears to be a "great company" at a "great price," the entire staff is encouraged to become involved with the investigation of the prospect.

The next step is visitation. The primary objective here is    [PHOTOGRAPH]
to test our understanding of the company by exploring the critical issues with management. Visitation also provides an opportunity to view company facilities first-hand, to determine their condition, usage and value. All these factors help improve the decision making process, reducing its risk and the potential for error. In the picture to the right, the REvest team is seen touring a Hannaford Brothers distribution center with Charles Crockett, their Director of Investor Relations.

The final step is valuation. We use several valuation         [PHOTOGRAPH]
techniques to cross-confirm our appraisal of each prospect's business worth, and to determine whether or not there is a "value discrepancy" between this value and the market price.
In addition, we attempt to identify those growth or "vitality" factors that could increase the prospect's value over our period of ownership. A limited number of companies that pass through this process, about 50-65, become the REvest portfolio.

PERFORMANCE DISCUSSION

In the first half of 1996, there was little performance divergence, either by capitalization-size (large versus small) or by style (growth versus value). Small-cap stocks barely edged out large-cap stocks, with the Russell 2000
Index up 10.4% and the S&P 500 Index up 10.2%. Within the small-cap universe, the Russell 2000 Growth Index beat the Russell 2000 Value Index, 11.9% versus 8.6%, respectively.
REvest finished this period up 9.5%, more or less right in the middle. The principle good news of early 1996 was the better relative performance of small-cap stocks, which beat large-cap stocks for the first time since 1993.

This equilibrium was quickly broken in the second half of the year. In July alone, the Russell 2000 Growth Index declined 12.2%, as compared to the S&P 500's 4.5% descent.
Most of this downdraft was due to a severe decline in the prices of smaller-cap technology stocks. Although small company growth stocks never fully recovered (ending down
0.6% for the last six months), both the value-oriented stocks in the small-cap Russell 2000 (Value Index up 11.7%) and the large-cap S&P 500 Index (up 11.8%) recouped their losses and promptly moved ahead to new highs. REvest also successfully recovered from the market's July problems, gaining 11.7% in the second half, virtually matching the value segment of the Russell 2000 Index.

REvest, with its value orientation, and small and mid-cap sized companies, was close to the "right place to be" in 1996. Only the S&P 500, with its full-year 23.0% return, beat REvest's 22.3% return. By contrast, REvest finished ahead of the Russell 2000 Value Index, up 21.3%; the Russell 2000 Growth Index, up 11.2%; and the Russell 2000 Index itself, up 16.5%. This shift in sentiment, to favoring value over growth, marks the first time since the Fund's inception that the market was favorable to the Fund's style of investing.

        COMPARISON OF CHANGE IN VALUE OF A $10,000 INITIAL INVESTMENT ON 8/1/94* BETWEEN THE REVEST GROWTH & INCOME FUND, THE S&P 500
                           AND THE RUSSELL 2000

                           [BAR GRAPH]

                                 YEAR         YEAR         PERIOD
                                 ENDED        ENDED        ENDED
                                12/31/96     12/31/95     12/31/94*

[S]                              [C]         [C]            [C]

REvest total return              22.3%        16.2%         -2.9%
S&P 500 total return             23.0%        37.6%          1.5%
Russell 2000 total return        16.5%        28.4%          3.3%

The above table and preceding narrative depict the historical returns of REvest, the S&P 500, an unmanaged index representative of large-company stocks, and the Russell 2000, Russell 2000 Value and Growth indices, unmanaged indices representative of small-company stocks.
The Fund's present investment philosophy was followed in each of the periods identified. All results presented in this Report are on a "total return" basis, which assumes that all dividends and distributions were reinvested. No redemption fees are included because they apply only to accounts open for less than one year.

The results presented in this Report represent past performance and should not be considered representative of the "total return" from an investment in the Fund today. They are provided only to give an historical perspective of the Fund. The investment return and principal value of the Fund's shares will fluctuate so that the shares may be worth more or less than their original cost when redeemed.

*Commencement of Operations - August 1, 1994

SCHEDULE OF INVESTMENTS (at 12/31/96)

Common Stocks and Bonds- 95.1%
Shares or Principal Value                        Cost             Value

[S]                                       [C]               [C]
CONSUMER PRODUCTS - 12.0%
  45,000   Haggar Corporation                $689,756          $714,375
  19,000   LaDZDBoy Chair Company             565,324           560,500
  17,000   National Presto Industries, Inc.   703,774           635,375
  39,000   Oxford Industries, Inc.            705,543           936,000
  36,000   The Rival Company                  704,136           895,500
  50,500   Russ Berrie and Company, Inc.      699,088           909,000
  11,000   The Toro Company                   375,045           401,500
                                            ---------         ---------
                                            4,442,666         5,052,250
                                            ---------         ---------

ENERGY - 9.2%
  22,440   Barrett Resources Corporation*     444,167           956,505
  72,500   Berry Petroleum Company Class A    701,116         1,042,187
  21,000   Penn Virginia Corporation          710,287           981,750
$900,000   Snyder Oil Corporation 7% Conv.
            Sub. Notes due 5/15/01            818,156           905,625
                                            ---------         ---------
                                            2,673,726         3,886,067
                                            ---------         ---------

FINANCIAL - 14.9%
  39,000   Donegal Group Inc.                 713,315           799,500
  30,337   Keystone Financial, Inc.           598,230           758,425
  34,121   Keystone Heritage Group, Inc.      690,372           784,783
  31,500   Mercantile Bankshares Corporation  701,890         1,008,000
  45,000   Peoples Heritage Financial
            Group, Inc.                       691,402         1,260,000
  17,000   Protective Life Corporation        405,722           677,875
  28,425   Susquehanna Bancshares, Inc.       702,686           984,216
                                            ---------         ---------
                                            4,503,617         6,272,799
                                            ---------         ---------

HEALTH - 5.8%
  10,000   Analogic Corporation               290,000           335,000
  24,000   Arrow International, Inc.          690,900           690,000
  12,000   Diagnostic Products Corporation    341,340           310,500
  40,000   Haemonetics Corporation*           653,825           755,000
  13,000   Invacare Corporation               351,000           357,500
                                            ---------         ---------
                                            2,327,065         2,448,000
                                            ---------         ---------

INDUSTRIAL CYCLICALS - 16.5%
  40,000   Ametek, Inc.                       694,246           890,000
  16,000   Baldor Electric Company            348,445           394,000
  34,500   CLARCOR Inc.                       702,027           763,313
  30,000   Crompton & Knowles Corporation     409,067           577,500
  29,000   Greif Brothers Corporation Class A 707,330           819,250
  22,000   Kennametal, Inc.                   702,102           855,250
  27,000   Kimball International, Inc. Class B708,254         1,117,125
  26,900   Matthews International Corporation
            Class A                           528,120           759,925
  19,500   Rayonier, Inc.                     690,490           748,313
                                            ---------         ---------
                                            5,490,081         6,924,676
                                            ---------         ---------

REAL ESTATE - 6.4%
  34,000   Cousins Properties Incorporated    597,529           956,250
  38,000   Manufactured Home Communities, Inc.695,360           883,500
  34,000   New Plan Realty Trust              701,292           862,750
                                            ---------         ---------
                                            1,994,181         2,702,500
                                            ---------         ---------


Shares or Principal Value                        Cost             Value

RETAIL - 7.4%
  33,000   Cracker Barrel Old Country
            Store, Inc.                      $704,617          $837,375
  73,000   The Dress Barn, Inc.*              702,365         1,095,000
  25,000   Hannaford Brothers Company         691,438           850,000
  26,000   Lillian Vernon Corporation         360,304           318,500
                                            ---------         ---------
                                            2,458,724         3,100,875
                                            ---------         ---------

SERVICES - 9.2%
  22,000   BHC Financial, Inc.                347,650           346,500
  18,000   Chemed Corporation                 703,735           657,000
  78,000   Lucor, Inc. Class A*               454,375           585,000
$900,000   Richardson Electronics, Ltd. 7.25%
            Conv. Sub. Deb. due 12/15/06      780,000           765,000
$700,000   Sequa Corporation 9.375% Sr.
            Sub. Notes due 12/15/03           696,834           710,500
  25,000   The Standard Register Company      461,485           812,500
                                            ---------         ---------
                                            3,444,079         3,876,500
                                            ---------         ---------

TECHNOLOGY - 13.7%
  38,500   Cirrus Logic, Inc.*                700,819           596,750
  32,100   Cohu, Inc.                         623,892           746,325
  50,000   Exabyte Corporation*               696,375           668,750
  55,000   FEI Company*                       699,393           515,625
  51,000   Gilbert Associates, Inc. Class A   702,012           701,250
  13,000   Helix Technology Corporation       351,475           377,000
$800,000   Storage Technology Corporation
            8% Conv. Sub. Deb. due 5/31/15    750,250         1,089,000
  13,500   Teleflex Incorporated              498,745           703,687
  15,000   Watkins Johnson Co.                372,300           367,500
                                            ---------         ---------
                                            5,395,261         5,765,887
                                            ---------         ---------

 TOTAL COMMON STOCKS AND CORPORATE BONDS   32,729,400        40,029,554


U.S. TREASURY OBLIGATIONS - 4.8%
$1,000,000  U.S. Treasury Notes 6.75%
              due 2/28/97                     982,969         1,002,340
$1,000,000  U.S. Treasury Notes 6.00%
              due 10/15/99                    987,266         1,000,310
                                              -------         ---------

  TOTAL U.S. TREASURY OBLIGATIONS           1,970,235         2,002,650


REPURCHASE AGREEMENT - 0.2%
  State Street Bank and Trust Company, 4.90%
  due 1/02/97, collateralized by U.S.
  Treasury Notes 6.75% due 4/30/00,
  valued at $103,372                          100,000           100,000
                                              -------           -------


TOTAL INVESTMENTS - 100.1%                $34,799,635        42,132,204
                                           ----------        ----------
                                           ----------        ----------

   LIABILITIES LESS CASH AND OTHER ASSETS D (.1%)               (33,357)
                                                                --------

   TOTAL NET ASSETS - 100.0%                                $42,098,847
                                                             ----------
                                                             ----------


*Non-income producing.

INCOME TAX INFORMATION - The cost for federal income tax purposes was $34,758,881. At December 31, 1996, net unrealized appreciation for all securities amounted to $7,373,323, consisting of aggregate gross unrealized appreciation of $7,903,998 and aggregate gross unrealized depreciation of $530,675. The Fund designates $1,670,285 as a capital gain dividend for the purpose of the dividend paid deduction.


The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES (at 12/31/96)

[S]                                                               [C]

ASSETS:
Investments at value (identified cost $34,799,635)                $42,132,204
Cash                                                                   37,879
Receivable for investments sold                                       113,330
Receivable for capital shares sold                                     13,850
Receivable for dividends and interest                                  97,813
                                                                   ----------
   TOTAL ASSETS                                                    42,395,076
                                                                   ----------

LIABILITIES:
Dividend payable                                                      165,975
Payable for capital shares redeemed                                    67,752
Investment advisory fee payable                                        36,413
Accrued expenses                                                       26,089
                                                                      -------
   TOTAL LIABILITIES                                                  296,229

   NET ASSETS                                                     $42,098,847
                                                                   ----------
                                                                   ----------

ANALYSIS OF NET ASSETS:
Distributions in excess of net investment income                  $   (11,703)
Distributions in excess of net realized gain on investments           (14,842)
Net unrealized appreciation on investments                          7,332,569
Capital shares                                                          3,448
Additional paid-in capital                                         34,789,375
                                                                  -----------
   NET ASSETS                                                     $42,098,847
                                                                   ----------
                                                                   ----------

PRICING OF SHARES:
Net asset value, offering and redemption price per share
($42,098,847 & 3,448,123 shares outstanding)                           $12.21
                                                                        -----
                                                                        -----



STATEMENT OF CHANGES IN NET ASSETS

                                                      Years ended December 31,
                                                    1996             1995
                                                  _________        _________

[S]                                           [C]                [C]

INVESTMENT OPERATIONS:
 Net investment income                        $     670,454      $    550,063
 Net realized gain on investments                 2,201,712         1,063,263
 Net change in unrealized appreciation
   on investments                                 4,806,560         3,079,868
                                                  ---------         ---------
  Net increase in net assets resulting
    from investment operations                    7,678,726         4,693,194

DIVIDENDS AND DISTRIBUTIONS:
 Net investment income                             (675,154)         (525,810)
 Net realized gain on investments                (2,223,159)       (1,034,263)
                                                 -----------       -----------
                                                 (2,898,313)       (1,560,073)

CAPITAL SHARE TRANSACTIONS:
 Net increase in net assets from capital
   share transactions                             1,514,553        10,994,420
                                                  ---------        ----------

NET INCREASE IN NET ASSETS                        6,294,966        14,127,541
NET ASSETS:
 Beginning of year                               35,803,881        21,676,340
                                                 ----------        ----------

 End of year (including distributions in
  excess of net investment income of
  $11,703 and $6,056, respectively)             $42,098,847       $35,803,881
                                                 ----------        ----------
                                                 ----------        ----------


The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS (at 12/31/96)

[S]                                                               [C]

INVESTMENT INCOME:
Income:
  Dividends                                                       $   829,917
  Interest                                                            327,767
                                                                    ---------
    Total Income                                                    1,157,684
                                                                    ---------

Expenses:
  Investment advisory fee                                             375,493
  Custodian and transfer agent fees                                    30,789
  Professional fees                                                    21,187
  Administrative and office facilities                                 22,402
  Federal and state registration fees                                  14,321
  Trustees' fees                                                        4,213
  Other expenses                                                       18,825
                                                                       ------
    Total Expenses                                                    487,230
                                                                      -------
    Net Investment Income                                             670,454
                                                                      -------


REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                                    2,201,712
Net change in unrealized appreciation on investments                4,806,560
                                                                    ---------
Net realized and unrealized gain on investments                     7,008,272
                                                                    ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $7,678,726
                                                                    ---------
                                                                    ---------

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating the Fund's performance.


                                                                                                        Period ended
                                                                  Years ended December 31,              December 31,
                                                                     1996          1995                     1994
                                                                  ________________________              ____________

NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.73        $9.66                   $10.00
                                                                      -----         ----                    -----
 INVESTMENT OPERATIONS:
 Net Investment Income                                                 0.21         0.18                     0.04
 Net realized and unrealized gain (loss) on investments                2.16         1.38                    (0.33)
                                                                       ----         ----                    ------
     Total from investment operations                                  2.37         1.56                    (0.29)
                                                                       ----         ----                    ------
 DIVIDENDS AND DISTRIBUTIONS:
 Net investment income                                                (0.21)       (0.17)                   (0.05)
 Net realized gain on investments                                     (0.68)       (0.32)                      -
                                                                      ------       ------                   ------
    Total dividends and distributions                                 (0.89)       (0.49)                   (0.05)
                                                                      ------       ------                   ------
NET ASSET VALUE, END OF PERIOD                                       $12.21       $10.73                    $9.66
                                                                      -----        -----                     ----
TOTAL RETURN                                                          22.3%        16.2%                    -2.9%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)                            $42,099      $35,804                  $21,676
Ratio of Expenses to Average Net Assets (a)                           1.29%        1.30%                   1.42%*
Ratio of Net Investment Income to Average Net Assets                  1.78%        1.73%                   1.45%*
Portfolio Turnover Rate                                                 64%          53%                      5%
Average Commission Rate Paid+                                       $0.0580          -                         -


* Annualized.

+ For fiscal years beginning on or after October 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investments.

(a) The ratio of expenses to average net assets before waiver of fees by the Investment adviser would have been 1.78% for the period ended
December 31, 1994.

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

The REvest Growth & Income Fund (the "Fund") is a series of
The Royce Fund (the "Trust"), a diversified open-end investment management company. The Trust, originally established as a business trust under the laws of Massachusetts, converted to a Delaware business trust at the close of business on June 28, 1996. The Fund commenced operations on August 1, 1994.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

a. Valuation of investments:
Securities listed on an exchange or on the Nasdaq National
Market System are valued on the basis of the last reported sale prior to the time the valuation is made, or if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established and supervised by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

b. Investment transactions and related investment income:
Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are determined on the basis of identified cost for book and tax purposes.

c. Taxes:
As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

d. Distributions:
The Fund declares dividends on a quarterly basis and capital gain distributions annually. These dividends and distributions are recorded on the ex-date and are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital and may affect net investment income per share. Undistributed net investment income may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

e. Repurchase agreements:
The Fund enters into repurchase agreements with respect to its portfolio securities solely with State Street Bank and Trust Company ("SSB&T"), the custodian of its assets. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements are held by SSB&T until maturity of the repurchase agreements. Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.

2. INVESTMENT ADVISER:
Under the Trust's investment advisory agreement with Royce, Ebright & Associates, Inc. ("RE&A"), the Fund accrued and paid RE&A fees totaling $375,493 for the year ended December 31, 1996. The agreement provides for fees equal to 1.0% per annum of the first $50 million of the Fund's average net assets and 0.75% per annum of any additional average net assets over $50 million. These fees are computed daily and are payable monthly to RE&A.

3. FUND SHARES:
The Board of Trustees has authority to issue an unlimited number of shares of beneficial interest of the Fund, with a par value of $.001. Share transactions were as follows:

                    For the year                   For the year
                       ended                         ended
                  December 31, 1996            December 31, 1995
                  ________________             ________________
                  Shares    Amount             Shares         Amount

[S]             [C]         [C]                [C]         [C]

Sold              417,971   $4,876,471         1,147,378   $11,532,815
Issued as reinvested
  dividends and
 distributions    223,492    2,702,689           149,814     1,588,717
Redeemed        (528,815)   (6,064,607)         (204,573)   (2,127,112)

Shares redeemed within one year of purchase are subject to a 1.0% redemption fee.

4. PURCHASE AND SALES OF SECURITIES:
For the year ended December 31, 1996, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities, amounted to $23,112,378 and $23,817,335, respectively.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of The Royce Fund and Shareholders of The REvest Growth & Income Fund:

    We have audited the accompanying statement of assets and liabilities of The REvest Growth & Income Fund, including the schedule of investments as of December 31, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from August 1, 1994 (commencement of operations) to December 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The REvest Growth & Income Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from August 1, 1994 (commencement of operations) to December 31, 1994 in conformity with generally accepted accounting principles.




                                     COOPERS & LYBRAND L.L.P.



Boston, Massachusetts
February 7, 1997

MEET THE REVEST STAFF

Thomas R. Ebright is President and controlling shareholder    [PHOTOGRAPH]
of RE&A. As such, he is responsible for management of the Fund's portfolio and RE&A's business operations. Tom has over 20 years of investment management experience with Penn
Square Management Corp. and Quest Advisory Corp. He helped build the Quest organization from $50 million in assets in 1978 to over $3 billion in 1994. A graduate of Drexel
University and Harvard Graduate School of Business
Administration, he enjoys ice hockey, trains and spending time with his wife Joyce and two daughters Jennifer and Ellen.




[PHOTOGRAPH] Jennifer E. Goff is Vice President and Director of Research at RE&A. She acts as primary assistant to Mr. Ebright in the general research efforts. Prior to coming to RE&A, she worked as an analyst at Quest Advisory Corp. in New York
City. A graduate of Dartmouth College and Columbia
University's Graduate School of Business, Jen enjoys watching ice hockey, traveling and spending time with her new husband John.







Michael T. McNamara is Vice President and our Customer        [PHOTOGRAPH]
Service Officer at RE&A. He is responsible for answering shareholder questions and customer inquiries. He also aids the research process by heading up our screening activities and participating in prospect evaluations. Prior to coming to RE&A, Mike graduated from Fairfield University. Outside of work he enjoys playing golf, traveling and spending time at his family's summer home in Islesboro, Maine.






[PHOTOGRAPH] Johanna J. Bondeson is the Office Manager and our On-Premise Computer Authority. Jodi is responsible for coordinating inter-office activities, as well as maintaining the accounting system and preforming most of the back office operations specifically for RE&A. A graduate from the University of Southern Maine, she enjoys camping, hiking and skiing in her free time.

HOME SWEET HOME

                             [PHOTOGRAPH]

The office of the adviser to the Fund, Royce, Ebright & Associates, Inc. Is located on the top floor of the building pictured at 50 Portland Pier in downtown Portland, Maine. The adviser encourages shareholders to visit If they are planning a trip to Maine. In addition to parking on our pier, there is mooring space for our customers' yachts.

CUSTOMER SERVICE

1. If I HAVE QUESTIONS OR NEED LITERATURE ABOUT THE FUND WHO MAY I CALL? Call Mike McNamara, RE&A's customer service officer, at 800-277-5573. The RE&A office is open from 9:00am to 5:30pm (Eastern Time) every business day.

2. If I HAVE QUESTIONS ABOUT THE FUND'S INVESTMENTS WHO SHOULD I CALL? Call Tom Ebright, the portfolio manager, at 800-277-5573. We're one of a small number of funds where the manager is available to talk directly to investors. If Tom's traveling he'll return your call when he returns to the office. We try to treat our investors as true partners with us, in the Fund.

3.   HOW OFTEN DOES THE FUND MAIL OUT STATEMENTS?
     Cumulative year-to-date statements are mailed out after each transaction and after each dividend. Tax information is mailed by January 31st of each year. The Fund distributes formal Semi-Annual and Annual Reports which are mailed to each shareholder in August and February.

4. DOES THE FUND MAINTAIN A MAILING LIST FOR THE BENEFIT OF ITS "STREET NAME" SHAREHOLDERS
     Yes, if your shares are held in a brokerage account and you would like to receive your mailings directly from the Fund call Mike McNamara in RE&A's office and we will add your name to the Fund's mailing list. This will get Fund material to you much faster and allow us to contact you directly by mail.

5.  IS IT CORRECT THAT THERE ARE NO SALES CHARGES OR 12B-1 FEES?
     Yes, not one penny of your investment goes to any sales charge or 12b-1 fee. The Fund is one of the so-called "pure" no-load Funds. You will rarely, if ever, see the Fund advertised to investors. We believe that the Fund should sell itself because it does a good job for its investors.

6. IS THE FUND AVAILABLE FOR IRA INVESTMENTS AND OTHER RETIREMENT PLANS? Yes, the Fund offers both IRA and 403(b)(7) plans to its investors. Because of the Fund's philosophy and long-term approach to investing, we believe that it may be an appropriate vehicle for all types of retirement plans.

7.   WHEN DOES THE FUND PAY INCOME AND CAPITAL GAIN DISTRIBUTIONS?
     The Fund makes quarterly income distributions and an annual capital gain distribution at the end of December. A preliminary, non-binding estimate of the amount of the year-end distributions is available to shareholders by calling the RE&A office any time after the Thanksgiving holiday. Distributions are automatically reinvested unless we receive other instructions from the shareholder.

8.   WHY DOES THE FUND IMPOSE A 1% REDEMPTION FEE DURING THE FIRST YEAR
     OF OWNERSHIP?
     This fee is charged to discourage short-term trading in the Fund's shares. When short-term investors trade in and out of a mutual fund, they increase the costs of operations for the permanent shareholders. This activity can also disrupt the investment plan for the portfolio and reduce overall returns. When charged, the 1% fee recovers the costs of this disruption for the rest of the shareholders.

HISTORICAL PRICE & DISTRIBUTION CHART

 Quarter                         Payable          Distribution                   Reinvest
 Ending            Price          Date               Amount          Type         Price


 8/01/94*         10.00*
 9/30/94          10.04                               None
12/31/94           9.66         12/30/94             0.050          Income         9.66

 3/31/95          10.00          3/24/95             0.045          Income         9.91
 6/30/95          10.55          6/30/95             0.045          Income        10.55
 9/30/95          11.16          9/25/95             0.040          Income        11.20
12/31/95          10.73         12/29/95             0.040          Income        10.73
                                12/29/95             0.160        ST Gains        10.73
                                12/29/95             0.160        LT Gains        10.73

 3/31/96          11.26          3/15/96             0.050          Income        11.06
 6/30/96          11.65          6/14/96             0.050          Income        11.90
 9/30/96          11.92          9/13/96             0.060          Income        11.77
12/31/96          12.21         12/31/96             0.050          Income        12.21
                                12/31/96             0.160        ST Gains        12.21
                                12/31/96             0.520        LT Gains        12.21


*Initial offering date and price.

Special Note: The Fund maintains a "direct" mailing list especially for its "street name" shareholders. This will speed up your receipt of all Fund mailings such as our financial reports and special interim shareholder letters. If you are not on the mailing list and would like to be included, please call Mike McNamara, our customer service officer, and he will add your name.



This report must be accompanied or preceded by a current Prospectus of the Fund.

Royce, Ebright & Associates, Inc.
Investment Adviser
50 Portland Pier
Portland, ME 04101-4721
(207) 774-7455  (800) 277-5573
Fax (207) 772-7370

REvest Growth & Income Fund
1414 Avenue of the Americas
New York, New York 10019
(800) 221-4268


A Series of The Royce Fund